UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2009 (October 28, 2009)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement

On October 28, 2009, Gastar Exploration USA, Inc. (“Gastar USA”), a wholly owned subsidiary of Gastar Exploration Ltd. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”), Amegy Bank National Association, as administrative agent and letter of credit issuer (the “Administrative Agent”), and BMO Capital Markets, as co-lead arranger and joint bookrunner, entered into an Amended and Restated Credit Agreement (the “Revolving Credit Facility”) amending and restating in its entirety the Credit Agreement dated November 29, 2007, as amended (the “original credit agreement”), by and among Gastar USA, the Guarantors and the Administrative Agent.  The Revolving Credit Facility provides an initial borrowing base of $47.5 million, with borrowings bearing interest, at the Company’s election, at a prime rate or LIBO rate plus an applicable margin. Pursuant to the Revolving Credit Facility, the applicable interest rate margin varies from 1.0% to 2.0% in the case of borrowings based on the prime rate and from 2.5% to 3.5% in the case of borrowings based on LIBO rate, depending on the utilization percentage in relation to the borrowing base.  The Revolving Credit Facility has a scheduled maturity date of January 2, 2013.

Additionally, the Revolving Credit Facility amends the original credit agreement by, among other things, adding an Interest Coverage Ratio requiring maintenance of a ratio, determined as of the end of each quarter of each fiscal year, commencing with the quarter ending on December 31, 2009, of (a) earnings before interest, taxes, depreciation and amortization  (“EBITDA”) for the preceding four quarterly periods (including the quarter ended on the date of determination) to (b) Interest Expense (as defined therein), other than any cost arising from the extinguishment of any indebtedness prior to the maturity of such indebtedness, for the preceding four quarterly periods (including the quarter ended on the date of determination) to be less than 2.50 to 1.00.

The Revolving Credit Facility also amends the original credit agreement by removing the covenant limiting the Company’s general and administrative expenses on a consolidated basis per quarter of each fiscal year and the covenant requiring that the Company keep an amount of cash at least equal to the amount of certain semi-annual interest payments in connection with outstanding borrowings on deposit with the Administrative Agent.

The foregoing description of the Revolving Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the original credit agreement and the prior amendments thereto, previously filed as exhibits to the Company’s Current Reports on Form 8-K dated December 4, 2007, June 11, 2008, and February 20, 2009, respectively, are incorporated by reference herein.

SECTION 7 – REGULATION FD

Item 7.01   Regulation FD Disclosure

On October 29, 2009, the Company issued a press release announcing the parties’ entry into the Revolving Credit Facility, as set forth in Item 1.01 herein.  A copy of the press release is “furnished” solely pursuant to Item 7.01 of this report as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

The following is a list of exhibits filed or furnished, as indicated, as part of this Form 8-K. Where so noted, exhibits which were previously filed are incorporated herein by reference:

Exhibit No.	Description of Document

10.1
Amended and Restated Credit Agreement dated October 28, 2009 by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp. as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto.

10.2
Credit Agreement, dated November 29, 2007, among Gastar Exploration USA, Inc., the Guarantors party thereto and Amegy Bank National Association, as Administrative Agent, and Letter of Credit Issuer (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K dated December 4, 2007).

10.3
Waiver and First Amendment to Credit Agreement, executed effective as of April 1, 2008 on June 6, 2008, by and among Gastar Exploration USA, Inc., the Guarantors Signatory hereto, the Lenders Signatory hereto and Amegy Bank National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Company’s Current Report of Form 8-K dated June 11, 2008).

10.4
Waiver and Second Amendment to Credit Agreement, dated February 16, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto and Amegy Bank National Association as Administrative Agent and Letter of Credit Issuer (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K dated February 20, 2009).

99.1	News release dated October 29, 2009 (amended and restated credit agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: November 3, 2009	/s/ J. RUSSELL PORTER
J. Russell Porter
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1
Amended and Restated Credit Agreement dated October 28, 2009 by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp. as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto.

10.2
Credit Agreement, dated November 29, 2007, among Gastar Exploration USA, Inc., the Guarantors party thereto and Amegy Bank National Association, as Administrative Agent, and Letter of Credit Issuer (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K dated December 4, 2007).

10.3
Waiver and First Amendment to Credit Agreement, executed June 6, 2008 and effective as of April 1, 2008, by and among Gastar Exploration USA, Inc., the Guarantors Signatory hereto, the Lenders Signatory hereto and Amegy Bank National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Company’s Current Report of Form 8-K dated June 11, 2008).

10.4
Waiver and Second Amendment to Credit Agreement, dated February 16, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto and Amegy Bank National Association as Administrative Agent and Letter of Credit Issuer (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K dated February 20, 2009).

99.1	News release dated October 29, 2009 announcing amended and restated credit agreement.